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                                EXHIBIT 10.25

                           Unit Purchase Agreement


            THIS AGREEMENT is made as of March 12, 1997, by and between Alpha 1 Biomedicals, Inc., a Delaware corporation (the "Company"), and each of the investors listed in Schedule 1 attached hereto (hereinafter collectively referred to as the "Investors" and individually as an "Investor"). Capitalized terms used herein are defined in Section 8 hereof.

            The parties hereto hereby agree as follows:

            Section 1.  Purchase and Sale of Units.

            1.01 Purchase and Sale. At the Closing, the Company shall sell to the Investor and each Investor shall purchase from the Company the number of Units, each Unit consisting of (i) 500,000 shares (the "Unit Shares") of common stock, par value $.001 per share, of the Company ("Common Stock") and (ii) warrants to purchase 165,000 shares of Common Stock (the "Class D Warrants"), set forth opposite the name of such Investor on Schedule 1 attached hereto at a purchase price of $50,000 per Unit. The number of Units purchased by all Investors in the aggregate shall not exceed seven Units.

            1.03 The Closing. The closing of the purchase and sale of the Units (the "Closing") shall take place at the offices of Covington & Burling, 1201 Pennsylvania Avenue, N.W., Washington, D.C. 20004, at 10:00 a.m. on such date as the parties hereto shall mutually determine.

            Section 2. Deliveries at Closing. At the Closing, the following deliveries shall be made and agreements entered into:

            2.01 Common Stock and Class D Warrants. The Company shall deliver to each Investor:

            (a) a copy of the resolutions of the Company's Board of Directors authorizing the sale and issuance of the Units, certified by the Secretary of the Company;

            (b) a stock certificate registered in the name of the Investor evidencing the number of Unit Shares purchased by the Investor; and

            (c) a Class D Warrant certificate registered in the name of the Investor evidencing the number of Class D Warrants purchased by the Investor.

            2.02 Cash Payment. Each Investor shall pay to the Company, by wire transfer of immediately available funds to an account designated by the Company or by certified or official bank check, the amount set forth opposite the name of such Investor on Schedule 1 attached.

            2.03 Registration Rights Agreement. The Company and the Investors shall enter into a Registration Rights Agreement with respect to the registration for resale of (i) the Unit Shares and (ii) the shares of Common

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Stock issuable upon the exercise of the Class D Warrants in form attached hereto as Exhibit A (the "Registration Rights Agreement") .

            2.04 Warrant Agreement. The Company and the Investors shall enter into a Warrant Agreement setting forth the terms of the Class D Warrants in the form attached hereto as Exhibit B, (the "Warrant Agreement").

            Section 3.  Representations and Warranties of the Company.

            The Company hereby represents and warrants to each of the Investors as follows:

            3.01. Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to carry on its business as it currently is conducted and to own or lease and operate its assets, properties and business.

            3.02  Capitalization.

            (a) As of the date of this Agreement, the authorized capital stock of the Company consists of (i) 20,000,000 shares of Common Stock, 9,477,429 shares of which are issued and outstanding, and (ii) 1,000,000 shares of Preferred Stock, of which no shares are issued or outstanding.

            (b) All of the issued and outstanding shares of Common Stock are duly authorized, validly issued, fully paid and nonassessable.

            (c) Except as set forth on Schedule 2, there are no outstanding subscriptions, options, warrants, rights (including conversion or preemptive rights), commitments, agreements, understandings or arrangements to which the Company is a party, whether oral or written, pursuant to which the Company is obligated to issue any shares of its capital stock.

            3.03  Subsidiaries.  The Company has no subsidiaries.

            3.04 Financial Statements. The Company has delivered to the Investors audited balance sheets of the Company at December 31, 1994 and 1995, and the related statements of operations, stockholders' equity and cash flows for each year then ended, including the notes thereto (the "Company Financial Statements"), accompanied by the opinion thereon of Price Waterhouse L.L.P. The Company has also delivered to the Investors the unaudited balance sheet of the Company at September 30, 1996, and the related unaudited statements of operations, stockholders' equity and cash flow for the nine months then ended, including the notes thereto (the "Company Interim Financial Statements"). The Company Financial Statements present fairly in all material respects the financial position of the Company as of December 31, 1994 and 1995, and the results of operations and changes in financial position of the Company for the respective one-year periods then ended, and the Company Interim Financial Statements present fairly in all material respects the financial position of the Company as of September 30, 1996, and the results of operations and changes in financial position for the nine-month period then ended, in each case in conformity with generally accepted accounting principles applied on a basis consistent with that of prior periods, except that the Company Interim


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Financial Statements may be subject to normal year-end adjustments that are not in the aggregate material.

            3.05 SEC Reports. Since January 1, 1994, all reports and proxy statements required to be filed by the Company with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Exchange Act of 1934 (the "1934 Act") complied in all material respects with the applicable requirements of the 1934 Act and the applicable rules and regulations thereunder, and did not include at the time of filing any untrue statement of a material fact or omit to state a material fact concerning the Company necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

            3.06 No Violation of Law. Except as will not have a Material Adverse Effect, the Company's operations have been conducted in accordance with all applicable laws, regulations and other requirements of all governmental bodies having jurisdiction over the Company and the Company has all licenses, permits, orders or approvals from governmental bodies required for the conduct of its business. Except as will not have a Material Adverse Effect, none of the real or personal property owned, leased, occupied or operated by the Company, or the ownership, leasing, occupancy or operation thereof, is in violation of any applicable law, code, rule, regulation, ordinance, license or permit (including, but not limited to, those related to building, zoning, environmental matters or employee health and safety). No notice from any governmental body or other Person has been served upon the Company or upon any property owned, leased, occupied or operated by the Company claiming any violation of any such law, code, rule, regulation, ordinance, license or permit, or requiring, or calling attention to the need for, any work, repairs, construction, alterations or installation on or in connection with such property, except such notices with which the Company has complied or except as will not have a Material Adverse Effect.

            3.07 Undisclosed Liabilities. Except as will not have a Material Adverse Effect, the Company does not have any debts, liabilities or obligations of any nature, secured or unsecured, whether accrued, absolute, contingent or otherwise, whether due or to become due, including, but not limited to, liabilities or obligations on account of taxes, other governmental charges, duties, penalties, interest, pension plan obligations or indebtedness for borrowed money, except:

            (a) to the extent set forth or reserved against the Company Financial Statements or the Company Interim Financial Statements; and

            (b) normal and usual current liabilities incurred, and normal and usual obligations under agreements entered into, in the ordinary course of business after September 30, 1996.

            3.08 Absence of Certain Changes or Events. Except as disclosed in the SEC Filings, since December 31, 1995, the business of the Company has been operated only in the usual and ordinary course of business and there has not been:

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            (a)   any damage, destruction or loss (whether or not covered by insurance) of properties, assets or the business of the Company that has had a Material Adverse Effect;

            (b) any change in the accounting methods or practices followed by the Company or any change in the accrual of liabilities or in depreciation, amortization or inventory valuation policies, rates or methods theretofore used or adopted;

            (c) any sale, lease, abandonment or other disposition by the Company of any interest in real property or, other than in the ordinary course of business and other than those that will not have a Material Adverse Effect, of any machinery, equipment or other operating property;

            (d) any sale, assignment, transfer, license or other disposition by the Company of any patent, trademark, servicemark, trade name, brand name, copyright (or pending application for any patent, trademark, servicemark, trade name or copyright), invention, process, know-how, formula, trade secret or interest thereunder or other intangible asset, the transfer of which has had or will have a Material Adverse Effect; or

            (e) any declaration, setting aside or payment of any dividend or other distribution on or in respect of shares of capital stock, or any direct or indirect redemption, retirement, purchase or other acquisition by the Company of any such shares of capital stock.

            3.09  Tax Matters.

            (a) The Company has duly, properly, accurately and timely filed all tax returns required to be filed by it, and has paid, or will pay on a timely basis, all taxes shown to be due and payable on such returns, all deficiencies and assessments notices that have been received by it, and all other taxes due and payable by it, except for taxes, deficiencies and assessments that are being contested in good faith and for which appropriate reserves have been established or the nonpayment of which would not have a Material Adverse Effect.

            (b) There are no liens for unpaid federal, state and local taxes on any of the assets of the Company.

            3.10 Absence of Defaults. Except as will not have a Material Adverse Effect, (i) the Company is not, nor is it alleged to be, in default under, or in breach of any term or provision of, any contract, agreement, lease, license, commitment, instrument, or fiduciary or other obligation and (ii) to the knowledge of the Company, all material contracts, agreements, commitments and obligations to which the Company is a party are valid and binding agreements of the parties thereto and are in full force and effect. To the knowledge of the Company, no other party to any contract, agreement, lease, license, commitment, instrument, or fiduciary or other obligation to which the Company is party is in default thereunder, or in breach of any term or provision thereof, except as will not have a Material Adverse Effect.

            3.11 Litigation. Except as set forth in the SEC Filings, there is no material (i) suit, action or claim, (ii) investigation or inquiry by any


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administrative agency or governmental body, or (iii) legal, administrative or arbitration proceeding pending or, to the knowledge of the Company, threatened against the Company or any of the properties, assets or business of the Company. There is no material outstanding order, writ, injunction or decree against or relating to the Company or any of the capital stock, properties, assets or business of the Company.

            3.12 Validity and Authorization. The Company has full corporate power to enter into this Agreement, the Registration Rights Agreement and the Warrant Agreement and to perform its obligations hereunder and thereunder. The execution and delivery of this Agreement, the Registration Rights Agreement and the Warrant Agreement, and the consummation of the transactions contemplated hereby and thereby, have been duly and validly authorized by all necessary corporate action. This Agreement constitutes and, upon the execution and delivery thereof by the parties thereto, each of the Registration Rights Agreement and the Warrant Agreement will constitute a legal, valid and binding agreement of the Company that is enforceable against the Company in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights generally.

            3.13 No Conflicts. The execution and delivery by the Company of this Agreement, the Registration Rights Agreement and the Warrant Agreement, and compliance with the respective terms hereof and thereof, by the Company do not and will not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or encumbrance upon the Company's capital stock or properties pursuant to, (iv) give any third party the right to accelerate any obligation under, (v) result in a violation of, or (vi) except for the registrations, qualifications and notices contemplated by the Registration Rights Agreement, require any authorization, consent, approval, exemption or other action by or notice to any court or administrative or governmental body pursuant to the Certificate of Incorporation or Bylaws of the Company, any law, statute, rule or regulation to which the Company is subject, or any agreement, instrument, order, judgment or decree to which the Company is subject or by which it is bound.

            3.14 Authorization of Shares. The Unit Shares have been duly authorized and, upon issuance in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable. 660,000 shares of Common Stock issuable upon the exercise of the Class D Warrants have been duly authorized and reserved for issuance and, upon issuance in accordance with the terms of the Class D Warrants, will be validly issued, fully paid and nonassessable. No stockholder of the Company is entitled to exercise any preemptive rights in connection with the issuance of such shares of Common Stock.

            3.15 Rights Agreement. Assuming the accuracy of the representation and warranty of each of the Investors in Section 4.10 of this Agreement, the execution, delivery and performance of this Agreement by the parties hereto will not result in any Investor becoming an Acquiring Person (as such term is defined in the Rights Agreement, dated as of April 29, 1994,

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between the Company and American Stock Transfer & Trust Company, as Rights
Agent).

            3.16 Exemption from Registration. Assuming the accuracy of the representations and warranties of each Investor set forth in Sections 4.04 through 4.08 of this Agreement, the offer and sale of the Units to each Investor will be exempt from registration under the Securities Act of 1933, as amended (the "1933 Act").

            3.17 Brokerage. There are no claims for brokerage commissions, finders' fees or similar compensation in connection with the transactions contemplated by this Agreement based on any agreement or arrangement binding upon the Company.

            Section 4. Representations and Warranties of the Investors. Each of the Investors hereby, severally and not jointly, represents and warrants to the Company as follows:

            4.01. Organization. If the Investor is a corporation, it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and if the Investor is a partnership or other organization, it is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization.

            4.02. Authorization; No Breach. (i) If the Investor is a corporation, the execution, delivery and performance of this Agreement, the Registration Rights Agreement and the Warrant Agreement have been duly authorized by all necessary corporate action, (ii) if the Investor is a partnership or other organization, the Investor is permitted under its partnership agreement or other governing documents to enter into this Agreement, the Registration Rights Agreement and the Warrant Agreement and to consummate the transactions contemplated hereby and thereby, and all necessary consents and approvals required by the partnership agreement or other governing documents have been obtained, and (iii) this Agreement constitutes, and upon the execution and delivery thereof by the parties thereto, each of the Registration Rights Agreement and the Warrant Agreement will constitute, a legal, valid and binding agreement of the Investor that is enforceable against the Investor in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights generally.

            4.03. No Conflicts. The execution, delivery and performance of this Agreement, the Registration Rights Agreement and the Warrant Agreement do and will not (i) violate any provision of the Investor's Certificate of Incorporation or Bylaws (or comparable organizational documents), if the Investor is a corporation, or the Investor's partnership agreement or other governing documents, if the Investor is a partnership or other organization,
(ii) violate or breach any material contract or agreement to which the Investor is a party, or (iii) violate, or require the authorization, consent or approval of any court or any administrative or governmental body under, any law, statute, rule or regulation to which the Investor is subject or any order, judgment or decree by which the Investor is bound.

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            4.04. Accredited Investor. The Investor is an "accredited investor"
as defined in Rule 501 of Regulation D under the 1933 Act. The Investor has knowledge and experience in financial and business matters such that the Investor is capable of evaluating the merits and risks of an investment in the Unit Shares and Class D Warrants.

            4.05. Receipt of Information. The Investor (i) has received a copy of the Private Placement Memorandum and has reviewed each of the documents included as part thereof, (ii) has been given the opportunity to obtain from the Company and to review each of the contracts and other documents that have been filed with the SEC as exhibits to the filings included as part of the Private Placement Memorandum, (iii) has been furnished with all such additional information as the Investor has deemed necessary to make an informed investment decision with respect to the Unit Shares and Class D Warrants and (iv) has been afforded an opportunity to ask questions and receive answers from authorized officers of the Company concerning the Company and the terms and conditions of the offering of the Unit Shares and Class D Warrants.

            4.06. Awareness of Risks. The Investor is aware that an investment in the Unit Shares and Class D Warrants is highly speculative and subject to substantial risks. The Investor is capable of bearing the economic risks of an investment in the Unit Shares and Class D Warrants including, but not limited to, the possibility of a complete loss of the Investor's investment, as well as limitations on the transferability of the Unit Shares and Class D Warrants, which may make the liquidation of an investment in the securities difficult or impossible for the indefinite future.

            4.07. Purchases for Investment. The Unit Shares and Class D Warrants are being acquired solely for investment, and are not being purchased with a view to a distribution or resale thereof otherwise than in compliance with the 1933 Act.

            4.08. Restrictions on Transfer. The Investor understands that none of the Unit Shares, the Class D Warrants or the shares of Common Stock issuable upon the exercise of the Class D Warrants have been registered under the 1933 Act, or any state securities laws, in reliance upon exemptions from registration for non-public offerings. The Investor agrees that none of the Unit Shares, the Class D Warrants or the shares of Common Stock issuable upon the exercise of the Class D Warrants will be resold or otherwise transferred by the Investor unless such securities have been registered under the 1933 Act and under appropriate state securities laws or unless the Company receives an opinion of counsel reasonably satisfactory to it that an exemption from registration is applicable.

            4.09 Brokerage. There are no claims for brokerage commissions, finders' fees or similar compensation in connection with the transactions contemplated by this Agreement based on any agreement or arrangement binding upon the Investor.

            4.10 Beneficial Ownership. After giving effect to the purchase of the Units, neither the Investor, nor any group (with the meaning of Section 13(d)(3) of the 1934 Act) of which the Investor is a member, will be the beneficial owner of more than 25% of the then-outstanding shares of Common

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Stock (calculated in the manner provided for in Rule 13d-3 under the 1934 Act).

            Section 5.  Termination.

            5.01 Termination of Agreement. The parties hereto may terminate this Agreement as provided below:

            (a) Any individual Investor and the Company may terminate this Agreement as between that Investor and the Company by mutual written consent at any time prior to the Closing.

            (b) Any individual Investor may terminate this Agreement as between that Investor and the Company, by giving written notice to the Company at any time prior to the Closing, in the event the Company is in breach of any representation, warranty or covenant contained in this Agreement in any material respect.

            (c) The Company may terminate this Agreement as between itself and an individual Investor, by giving written notice to the Investor at any time prior to the Closing, in the event the Investor is in breach of any representation, warranty or covenant contained in this Agreement in any material respect.

            (d) Any individual Investor may terminate this Agreement as between that Investor and the Company, by giving written notice to the Company at any time prior to the Closing, if the Closing shall not have occurred on or before the 30th day following the date of this Agreement.

            (e) The Company may terminate this Agreement as between itself and an individual Investor, by giving written notice to the Investor at any time prior to the Closing if the Closing, shall not have occurred on or before the 30th day following the date of this Agreement.

            5.02 Effect of Termination. If any party hereto terminates this Agreement pursuant to Section 5.01, all obligations hereunder of the terminating party, and of the other party to the terminating party, shall terminate and such parties shall be released from all of their respective obligations hereunder.

            Section 6   Right of First Refusal.

            The Company hereby covenants as follows:

            (a) The Company shall not issue any debt or equity securities for cash in private capital raising transactions (a "Future Offering") within the three-year period after the date of the Closing ("Closing Date") without delivering to the Investors prior written notice of its intent to conduct a Future Offering (a "Future Offering Notice") setting forth the material terms of the proposed Future Offering, including copies of all relevant documents and agreements. For a period of twenty days, commencing on the date of receipt of such Future Offering Notice (the "Offer Period"), each Investor shall have the right irrevocably to commit, by written notice to the Company, to purchase the Investor's Portion (as that term is defined below) of the

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securities being offered in the Future Offering on the terms contained in the
Future Offering Notice. If, during the Offer Period, the Investor fails irrevocably to commit to purchase the Investor's Portion of the securities that are the subject of the Future Offering Notice, the Company shall be permitted to offer and sell any such securities, on terms generally no less favorable to the Company than are set forth in the Future Offering Notice, to any third party during a period of 90 days following the termination of the Offer Period, after which 90-day period the terms of this Section 6 shall again apply.

            (b) The provision of paragraph (a) shall not apply to (i) any transaction involving the Company's commercial banking arrangements, (ii) the issuance of securities in connection with a merger, consolidation or sale of assets, or in connection with a joint venture or an acquisition or disposition of a business, a product or a license by the Company, or (iii) to the issuance of securities to any employee, officer, director or consultant.

            (c) The amount of securities that an Investor is entitled to purchase in a Future Offering (the "Investor's Portion") shall be the number obtained by multiplying the aggregate amount of securities being offered in the Future Offering by a fraction, the numerator of which is the number of Units purchased by the Investor pursuant to this Agreement (whether or not the Investor continues to own the Unit Shares or the Warrants) and the denominator of which is the number of Units purchased by all Investors pursuant to this Agreement.

            (d) The rights of each Investor under this Section 6 shall not be transferable or assignable by the Investor without the prior written consent of the Company.

            Section 7   Transfer Restrictions on Common Stock.

            7.01 The Company shall be under no obligation to effect the transfer of the Unit Shares unless the holder thereof shall deliver written notice to the Company describing in reasonable detail the proposed transfer and, in the case of a transfer that is effected other than pursuant to an effective registration statement under the 1933 Act or pursuant to Rule 144, an agreement in writing of the transferee to be bound by the restrictions on transfer set forth in this Section 7. For so long as the Unit Shares are Restricted Securities, the holder also shall deliver to the Company an opinion of counsel, in form and substance reasonably satisfactory to the Company, to the effect that such transfer may be effected without registration under the 1933 Act.

            7.02 For so long as any shares of Common Stock issuable upon the exercise of the Class D Warrants are Restricted Securities, the Company shall not be obligated to effect any transfer thereof unless the holder shall deliver to the Company an opinion of counsel, in form and substance reasonably satisfactory to the Company, to the effect that such transfer can be effected without registration under the 1933 Act.

            7.03 If at any time a holder of Unit Shares or shares of Common Stock issued upon the exercise of the Class D Warrants delivers to the Company an opinion of counsel, in form and substance reasonably satisfactory to the


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Company, that such shares of Common Stock are eligible for resale by the holder thereof pursuant to Rule 144(k) under the 1933 Act, the Company shall, upon surrender of the legended certificates, deliver to the holder new certificates for such shares of Common Stock that do not bear the legend set forth in Section 9.02.

            Section 8. Definitions. For the purpose of this Agreement, the following terms have the meanings set forth below:

            "1933 Act" has the meaning set forth in section 3.17.

            "1934 Act" has the meaning set forth in Section 3.05.

            "Class D Warrants" has the meaning set forth in Section 1.01.

            "Closing" has the meaning set forth in Section 1.03.

            "Common Stock" has the meaning set forth in Section 1.01.

            "Company" has the meaning set forth in the Preamble.

            "Company Financial Statements" has the meaning set forth in
Section 3.04.

            "Company Interim Financial Statements" has the meaning set forth in Section 3.04.

            "Investor" has the meaning set forth in the Preamble.

            "Material Adverse Effect" means, with respect to the Company, a material adverse effect on the business, properties, assets, condition (financial or other), results of operations or prospects of the Company.

            "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

            "Registration Rights Agreement" has the meaning set forth in
Section 2.03.

            "Restricted Securities" means (i) the Unit Shares hereunder; (ii) the shares of Common Stock issued upon the exercise of the Class D Warrants; and
(iii) any securities issued with respect to the securities referred to in clause
(i) or (ii) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Restricted Securities, such securities shall cease to be Restricted Securities when they have (A) been sold pursuant to an effective registration statement under the 1933 Act or (B) become eligible for sale pursuant to Rule 144 (or any similar provision then in force) under the 1933 Act.

            "SEC" has the meaning set forth in Section 3.05.

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            "SEC Filings" means (i) the Annual Report of the Company on Form
10-K for the year ended December 31, 1995, (ii) the Quarterly Reports of the Company on Form 10-Q for the quarters ended March 31, June 30, and September 30, 1996, and (iii) any Form 8-K filed by the Company since December 31, 1995.

            "Unit Shares" has the meaning set forth in Section 1.01.

            "Warrant Agreement" has the meaning set forth in Section 2.04.

            Section 9.  Miscellaneous.

            9.01 Certain Expenses. The Company agrees to pay, and hold the Investors harmless against liability for the payment of, stamp and other similar taxes which may be payable in respect of (i) the execution and delivery of this Agreement, the Registration Rights Agreement and the Warrant Agreement, (ii) the issuance, sale and delivery of the shares of Common Stock and Class D Warrants comprising the Units, and (iii) the issuance, sale and delivery to a holder of Class D Warrants of the shares of Common Stock issued upon the exercise of the Class D Warrants. The Company agrees to pay or reimburse Roger H. Samet for up to $7,000 in legal fees and disbursements incurred in connection with the purchase of the Units and in connection with any legal opinions with respect to the application of the 1933 Act that are required to effect a transfer of the shares of Common Stock and Class D Warrants comprising the Units or the shares of Common Stock issued upon the exercise of the Class D Warrants.

            9.02  Securities Legend.

            Each certificate for Unit Shares and each certificate for shares of Common Stock issued upon the exercise of the Class D Warrants shall be imprinted with a legend in substantially the following form for so long as such shares continue to be Restricted Securities:

            "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED, OTHER THAN IN ACCORDANCE WITH AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION."

            9.03 Amendments. The provisions of this Agreement may be amended only with the written consent of the Company and each Investor. No other course of dealing between the Company and any Investor or any delay in exercising any rights hereunder shall operate as a waiver of any rights of an Investor or the Company.

            9.04 Survival of Representation and Warranties. All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby for a period of three years after the Closing.

            9.05 Successors and Assigns. This Agreement and the rights and obligations hereunder may not be assigned by either party hereto (by operation of law or otherwise) without the prior written consent of the other.

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            9.06  Severability. Whenever possible, each provision of this
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, and to the extent permitted by law shall not invalidate the remainder of this Agreement.

            9.07 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

            9.08 Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and shall not affect the meaning of this Agreement. The use of the word "including" in this Agreement shall be by way of example rather than by limitation.

            9.09 Governing law. This Agreement shall be governed by and construed in accordance with the laws of the state of Maryland without giving effect to any choice of law or conflict of law provision.

            9.10  Notices.

            (a) All notices, requests, demands, claims and other communications hereunder will be in writing and shall be made by hand-delivery, certified mail, return receipt requested, overnight or two-day courier, or facsimile transmission, addressed to the intended recipient as set forth below:

            If to the Company:

            Alpha 1 Biomedicals, Inc.
            6707 Democracy Boulevard
            Suite 111
            Bethesda, MD  20817-1129
            Facsimile Number: (301) 564-4424

            Copy (which shall not constitute notice) to:

            Covington & Burling
            1201 Pennsylvania Avenue, N.W.
            Washington, D.C.  20044
            Attn:  Michael Lefever
            Facsimile Number: (202) 778-5276

            If to the Investors:

            To the address set forth on Schedule 1

Each party hereto may change the address for such communication by notice to the other party (to the Company in the case of each Investor and to the Investor in the case of the Company) in the manner contemplated hereby.

            (b) All such notices, requests, demands, claims and other communications shall be deemed to have been duly given (i) when delivered by hand, if personally delivered, (ii) five days after being deposited in the mail, if mailed, (iii) upon receipt, if sent by overnight or two day courier and (iv) upon receipt, if sent by facsimile transmission, except in the case of Roger H. Samet, no notice, request, demand, claim or other communication shall be deemed given unless (x) actually received by Roger H. Samet or (y) given in the manner provided above to the person to whom copies are to be delivered.

            9.11 Entire Agreement. This Agreement, together with the Registration Rights Agreement and the Warrant Agreement, constitutes the entire agreement of the parties hereto with respect to the subject matter thereof and supersedes all prior agreements of the parties with respect to such subject matter.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

                                          ALPHA 1 BIOMEDICALS,
                                            INC.

                                    By    /s/ Michael L. Berman
                                      -----------------------------
                                          Michael Berman
                                          President and Chief
                                            Executive Officer



                                          /s/ Roger H. Samet
                                    ------------------------------------
                                    ROGER H. SAMET



                                          /s/ Joseph C. McNay
                                    ------------------------------------
                                    JOSEPH C. MCNAY


                                          /s/ Stephen C. Lampl
                                    ------------------------------------
                                    STEPHEN C. LAMPL
                                    ANNE B. SHUMADINE TTEE V/A
                                    STEPHEN C. LAMPL TRUST DTD 4/16/87


                                          /s/ C.L. Kaufman, Jr.
                                    ------------------------------------
                                    C. L. KAUFMAN, JR.


                                          /s/ Michael L. Berman
                                    ------------------------------------
                                    MICHAEL L. BERMAN


                                          /s/ R.J. Lanham
                                    ------------------------------------
                                    R.J. LANHAM

                                                                      SCHEDULE 1



Name of Investor                    Number of          Total Purchase    Number of      Number of
----------------                      Units                Price          Shares         Warrants
                                   -----------         --------------   -----------      --------
Roger H. Samet                        1.77               $ 88,500         885,000        292,050
254 E. 68th Street
Apt. 29B
New York, NY  10021

with copies of notices to Samet to:

Stephen B. Silverman, Esq.
Corbin, Silverman
& Sanseverino LLP
805 3rd Avenue
New York, NY  10022

Joseph C. McNay                       1.00               $  50,000        500,000        165,000
Essex Investment
Management Co.
125 High Street 25th Floor
Boston,  MA  02110-2702

Stephen C. Lampl Trust                0.50               $  25,000        250,000         82,500
Anne B. Shumadine TTEE
370 Edgemore Way North
Naples,  FL  34105

Charles Kaufman, Jr.                  0.50               $  25,000        250,000         82,500
P.O. Box 13495
Chesapeake, VA  23325

Michael L. Berman                     0.13               $  6,500          65,000         21,450
8824 Watts Mine Terrace
Potomac,  MD  20854

Robert J. Lanham                      0.10               $  5,000          50,000         16,500
2014 Gunnell Farms Drive
Vienna, VA  22181                  ---------             ----------     ---------        -------

Total                                 4.00               $  200,000     2,000,000        660,000

                                                                      SCHEDULE 2

                         OUTSTANDING OPTIONS/WARRANTS

           Shares of Alpha 1 Common Stock Reserved and Issuable(1)


                                         Shares Reserved
                                          for Outstanding
                                       Options and Warrants

                              ---------------------------------------

Incentive Stock Option Plan                 1,053,433
Non-qualified Option Plan                     685,360
Directors Option Plan                          40,000
Hammond Warrants (2)                           20,000
Total Reserved                              ---------
                                            1,798,793



(1)  as of March 1, 1997
(2)  Warrants expire on February 2, 1998




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